428 P1 11/15

SUPPLEMENT DATED NOVEMBER 2, 2015

 TO THE PROSPECTUS DATED DECEMBER 1, 2014 OF

                           FRANKLIN GLOBAL TRUST

                       (Franklin Large Cap Equity Fund)

The Board of Trustees of Franklin Global Trust recently approved a proposal to reorganize the Franklin Large Cap Equity Fund (Fund), a series of Franklin Global Trust, with and into the Franklin Growth Fund, a series of Franklin Custodian Funds.

It is anticipated that in the first calendar quarter of 2016 shareholders of the Fund will receive a Proxy and a Prospectus/ Proxy Statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed on or about March 11, 2016.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 10, 2015, the Fund will be closed to all new investors except as noted below.  Existing investors who had an open and funded account on December 10, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date.  The following categories of investors may continue to open new accounts in the Fund after the close of market on December 10, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 10, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 10, 2015. The Fund will not accept any additional purchases after the close of market on or about March 4, 2016. The Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.